ROADRUNNER TRANSPORTATION SYSTEMS RECEIVES ANTICIPATED NYSE NOTICE DUE TO PREVIOUSLY ANNOUNCED LATE FORM 10-K FILING
Downers Grove, IL (BUSINESS WIRE)-April 6, 2018 -- Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that, as anticipated, it has received a notice from the New York Stock Exchange (the “NYSE”) that Roadrunner is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual as a result of Roadrunner’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Form 10-K”). Such notices are routinely issued by the NYSE when there are late filings with the Securities and Exchange Commission (the “SEC”).
As previously disclosed by Roadrunner, in late January 2018 Roadrunner completed a restatement of previously reported financial results and filed an amended Annual Report on Form 10-K/A for the year ended December 31, 2015, amended Quarterly Reports on Form 10-Q/A for the quarterly periods ended March 31, 2016, June 30, 2016 and September 30, 2016, and an Annual Report on Form 10-K for the year ended December 31, 2016. On March 30, 2018, Roadrunner filed its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017. Roadrunner is working diligently to complete the steps necessary to file the Form 10-K as soon as practicable, and expects to file the Form 10-K during the second quarter of 2018.
The NYSE informed Roadrunner that, under the NYSE’s rules, Roadrunner has until October 3, 2018 to file the Form 10-K with the SEC. Roadrunner can regain compliance with the NYSE listing standards before that deadline by filing the Form 10-K with the SEC. If Roadrunner fails to file the Form 10-K by the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for Roadrunner to regain compliance, depending on the specific circumstances.
About Roadrunner Transportation Systems, Inc.
Roadrunner is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner Freight, Roadrunner Express, Roadrunner Temperature Controlled, Roadrunner Intermodal Services and Ascent Global Logistics® brands. The Roadrunner brand offers solutions including less-than-truckload, air and ground domestic and cross-border expedite, dry van and temperature controlled truckload logistics and intermodal services. The Ascent Global Logistics brand offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com.
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding the timing of filing the Form 10-K. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements, to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2016. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.
Contact:
Reputation Partners
Marilyn Vollrath
414-376-8834
ir@rrts.com